UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 1, 2025

TEN Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1170 Wheeler Way
Langhorne, PA	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	1.800.909.9598

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 1, 2025, TEN Holdings, Inc. (the “Company”) effected a one-for-fifteen (1-for-15) reverse stock split of all issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) effective as of 4:30 p.m. Eastern Time on December 1, 2025 (the “Reverse Stock Split”). As a result of the Reverse Stock Split, every fifteen (15) shares of issued and outstanding Common Stock were exchanged for one (1) validly issued, fully paid and nonassessable share of common stock (the “New Common Stock”). The Reverse Stock Split uniformly affected all issued and outstanding shares of Common Stock and did not alter any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split resulted in fractional interests. No fractional shares were issued in connection with the Reverse Stock Split and stockholders who otherwise were entitled to receive fractional shares of New Common Stock received, or will receive, a cash payment (without interest) in lieu of any such fractional shares.

The Reverse Stock Split reduced the number of shares of Common Stock issued and outstanding as of December 1, 2025 from 44.8 million to approximately 3.0 million shares of New Common Stock. The number of authorized shares of Common Stock did not change as a result of the Reverse Stock Split.

The Company’s transfer agent, Computershare Trust Company, N.A., acted as the exchange agent for the Reverse Stock Split.

The New Common Stock started trading on a split-adjusted basis on the NASDAQ Capital Market at the market open on December 2, 2025. The trading symbol for the New Common Stock remains “XHLD.” Following the Reverse Stock Split, the CUSIP for the Company’s New Common Stock is 880245204.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN HOLDINGS, INC.

Date: December 3, 2025	By:	/s/ Randolph Wilson Jones III
Randolph Wilson Jones III Chief Executive Officer and Director